UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2025

Oaktree Specialty Lending Corporation

(Exact name of registrant as specified in its charter)

Delaware	814-00755	26-1219283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 830-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	OCSL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 5, 2025, Oaktree Specialty Lending Corporation, a Delaware corporation (the “Company”), entered into an amendment (the “Amendment”) to that certain equity distribution agreement, dated February 7, 2022 and amended on February 8, 2023, August 8, 2023 and August 2, 2024 (as amended, the “Equity Distribution Agreement”), by and among the Company, Oaktree Fund Advisors, LLC, Oaktree Fund Administration, LLC and Keefe, Bruyette & Woods, Inc., Citizens JMP Securities, LLC and Raymond James & Associates, Inc., pursuant to which the Company may offer and sell shares of its common stock at an aggregate offering price of up to $300.0 million from time to time through the Placement Agents (as defined in the Equity Distribution Agreement). The Amendment adds SMBC Nikko Securities America, Inc. as a Placement Agent, effective as of the date hereof.

The offering is being made pursuant to the Company’s effective shelf registration statement on Form N-2 (Registration No. 333-269628) filed with the Securities and Exchange Commission, as supplemented by a prospectus supplement, dated February 8, 2023, and supplements, dated August 8, 2023, August 2, 2024 and as of the date hereof, to the prospectus supplement. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The description above is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

1.1	Fourth Amendment to the Equity Distribution Agreement, dated May 5, 2025, by and among Oaktree Specialty Lending Corporation, Oaktree Fund Advisors, LLC and Oaktree Fund Administration, LLC and Keefe, Bruyette & Woods, Inc., Citizens JMP Securities, LLC, Raymond James & Associates, Inc. and SMBC Nikko Securities America, Inc., as placement agents.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE SPECIALTY LENDING CORPORATION

Date: May 5, 2025	By:	/s/ Christopher McKown
	Name:	Christopher McKown
	Title:	Chief Financial Officer and Treasurer